Exhibit 99.1

ALTERRA CAPITAL REPORTS FOURTH QUARTER AND YEAR END 2011 RESULTS

Net Operating Income of $0.91 per Diluted Share in 2011

Diluted Book Value per Share Growth before Dividends of 5.5%

HAMILTON, BERMUDA, February 8, 2012—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $30.9 million, or $0.30 per diluted share, for the fourth quarter of 2011, compared to net income of $79.7 million, or $0.69 per diluted share, for the same quarter of 2010.

Net operating income for the fourth quarter of 2011 was $31.7 million, or $0.30 per diluted share, compared to net operating income of $76.2 million, or $0.66 per diluted share, for the same quarter of 2010. Annualized net operating return on average shareholders’ equity for the fourth quarter of 2011 was 4.5%.

For the year ended December 31, 2011, Alterra reported net income of $65.3 million, or $0.61 per diluted share, compared to net income of $302.3 million, or $3.17 per diluted share, in 2010. Net operating income for the year ended December 31, 2011 was $96.6 million, or $0.91 per diluted share, compared to net operating income of $251.7 million, or $2.64 per diluted share, in 2010. Net operating return on average shareholders’ equity for the year ended December 31, 2011 was 3.4%.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “We are pleased with Alterra’s relative performance in 2011. We have reported positive operating income and a positive return on equity. Importantly, we have grown our book value per share over the year. Considering the record level of industry property catastrophe losses in 2011, we believe our results highlight the benefits of our diversified underwriting strategy, measured cat risk appetite and sophisticated risk management discipline. We have worked hard these past few years to build a global organization with a geographic and product footprint that can meet the needs of our clients and enable us to capture opportunity. As a result, with the industry apparently on the cusp of change, we believe Alterra is particularly well positioned to take advantage of the expected improvement in prices.”

Fourth quarter 2011 results for Alterra include:

•

Property and casualty gross premiums written of $324.8 million, representing an increase of $11.4 million, or 3.6%; net premiums written of $217.8 million, representing a decrease of $18.2 million, or 7.7%; and net premiums earned of $348.1 million, representing an increase of $7.3 million, or 2.1%; each as compared to the same quarter of 2010;

•	A combined ratio on property and casualty business of 97.4% compared to 84.8% for the same quarter of 2010;

•

Property catastrophe event and significant per-risk net losses of $55.5 million, net of reinstatement premiums, compared to $13.0 million in the same quarter of 2010. Losses net of reinsurance and reinstatements include $30.0 million for natural disasters during the fourth quarter of 2011. The remainder of the net losses relate to increased loss estimates on property catastrophe events from the first nine months of the year;

•	Net favorable development on prior years’ loss reserves of $43.0 million, or 12.3 combined ratio points, compared to $28.0 million, or 8.2 combined ratio points, in the same quarter of 2010; and

•	Net investment income of $57.1 million compared to $61.1 million in the same quarter of 2010, a decrease of 6.5%.

Gross premiums written from property and casualty underwriting for the fourth quarter of 2011 were $324.8 million, generated by the segments as follows: insurance - $111.8 million, a decrease of $1.5 million, or 1.3%; reinsurance - $89.2 million, a decrease of $21.5 million, or 19.4%; U.S. specialty - $88.2 million, an increase of $22.6 million, or 34.4%; and Alterra at Lloyd’s - $35.7 million, an increase of $11.7 million, or 49.0%; each as compared to the same quarter of 2010.

Combined ratios for the fourth quarter of 2011 by segment were 55.3% for insurance, 81.6% for reinsurance, 117.4% for U.S. specialty and 193.1% for Alterra at Lloyd’s.

Results for the year ended December 31, 2011 include:

•

Property and casualty gross premiums written of $1,900.7 million, representing an increase of $494.9 million, or 35.2%; net premiums written of $1,429.0 million, representing an increase of $394.0 million, or 38.1%; and net premiums earned of $1,422.0 million, representing an increase of $254.0 million, or 21.8%; each as compared to 2010;

•	A combined ratio on property and casualty business of 98.2% compared to 85.7% in 2010;

•

Property catastrophe event and significant per-risk net losses of $253.4 million, net of reinstatement premiums, compared to $54.9 million in 2010. Property catastrophe losses principally affected the reinsurance and Alterra at Lloyd’s segments;

•	Net favorable development on prior years’ loss reserves of $153.3 million, or 10.8 combined ratio points, compared to $105.5 million, or 9.0 combined ratio points, in 2010;

•	Net investment income of $234.8 million compared to $222.5 million in 2010, an increase of 5.6%; and

•	A loss of principal of $25.0 million on a catastrophe bond investment triggered by the Japan earthquake and tsunami, which is included within net realized and unrealized losses on investments.

Gross premiums written from property and casualty underwriting for the year ended December 31, 2011 were $1,900.7 million, generated by the segments as follows: insurance - $410.3 million, an increase of $10.7 million, or 2.7%; reinsurance - $869.7 million, an increase of $360.7 million, or 70.8%; U.S. specialty - $330.2 million, an increase of $35.7 million, or 12.1%; and Alterra at Lloyd’s - $290.5 million, an increase of $87.9 million, or 43.4%; each as compared to 2010.

Combined ratios for the year ended December 31, 2011 by segment were 68.2% for insurance, 95.8% for reinsurance, 104.8% for U.S. specialty and 135.4% for Alterra at Lloyd’s.

Alterra’s 2010 results of operations reflect the impact of the May 12, 2010 merger with Harbor Point Limited. Accordingly, a comparison of Alterra’s gross premiums written, net premiums written and other results of operations for the current and prior year are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in Alterra’s fourth quarter financial supplement available on Alterra’s website at www.alterracap.com.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,814.7 million as of December 31, 2011, a decrease of $46.6 million from December 31, 2010. As of December 31, 2011, 94.4% of the fixed maturities portfolio (by carrying value) was investment-grade, a decrease from 96.0% as of December 31, 2010. As of December 31, 2011, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.46% and the weighted average duration was 4.1 years.

Under a Board-approved share repurchase authorization, Alterra repurchased 2,362,113 common shares during the fourth quarter of 2011 at an average price of $22.45 per share for a total of $53.0 million. Share repurchases under the Board-approved share repurchase authorization for the year ended December 31, 2011 were 10,305,705 common shares at an average price of $21.67 per share for a total of $223.3 million. As of December 31, 2011, $104.4 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,809.2 million as of December 31, 2011, a decrease of 3.7% from December 31, 2010. Diluted book value per share as of December 31, 2011 was $26.91. Including dividends declared during 2011, diluted book value per share growth in 2011 was 5.5%.

A copy of Alterra’s fourth quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Thursday, February 9, 2012 at 10:00 am (EDT) to discuss these results and related matters. The conference call can be accessed via telephone by dialing 1-888-679-8040 (toll-free U.S.) or 1-617-213-4851 (international) and using access code 96825658. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2011	December 31, 2010
	(unaudited)
ASSETS
Cash and cash equivalents	$922,844	$905,606
Fixed maturities, trading at fair value	229,206	244,872
Fixed maturities, available for sale at fair value	5,501,925	5,392,643
Fixed maturities, held to maturity at amortized cost (fair value $1,011,493)	874,259	940,104
Other investments, at fair value	286,515	378,128
Accrued interest income	71,322	75,414
Premiums receivable	715,154	588,537
Losses and benefits recoverable from reinsurers	1,068,119	956,115
Deferred acquisition costs	145,850	111,901
Prepaid reinsurance premiums	212,238	149,252
Trades pending settlement	22,887	32,393
Goodwill and intangible assets	56,111	59,076
Other assets	79,417	83,247

Total assets	$10,185,847	$9,917,288

LIABILITIES
Property and casualty losses	$4,216,538	$3,906,134
Life and annuity benefits	1,190,697	1,275,580
Deposit liabilities	151,035	147,612
Funds withheld from reinsurers	112,469	121,107
Unearned property and casualty premiums	1,020,639	905,487
Reinsurance balances payable	134,354	102,942
Accounts payable and accrued expenses	110,380	99,680
Senior notes	440,500	440,476

Total liabilities	7,376,612	6,999,018

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00)
102,101,950 (2010 - 110,963,160) shares issued and outstanding	102,102	110,963
Additional paid-in capital	1,847,034	2,026,045
Accumulated other comprehensive income	166,957	98,946
Retained earnings	693,142	682,316

Total shareholders’ equity	2,809,235	2,918,270

Total liabilities and shareholders equity	$10,185,847	$9,917,288

Book value per share	$27.51	$26.30

Diluted book value per share	$26.91	$25.99

Diluted tangible book value per share [a]	$26.37	$25.46

Diluted shares outstanding	104,406,779	112,290,968

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
REVENUES

Gross premiums written	$325,983	$315,398	$1,904,066	$1,410,731
Reinsurance premiums ceded	(107,203)	(77,617)	(472,077)	(371,163)

Net premiums written	$218,780	$237,781	$1,431,989	$1,039,568

Earned premiums	$460,636	$445,683	$1,845,837	$1,578,647
Earned premiums ceded	(111,532)	(103,129)	(420,863)	(406,161)

Net premiums earned	349,104	342,554	1,424,974	1,172,486
Net investment income	57,080	61,080	234,846	222,458
Net realized and unrealized (losses) gains on investments	(5,775)	9,825	(38,339)	16,872
Total other-than-temporary impairment losses	(703)	(3,918)	(2,706)	(5,873)
Portion of loss recognized in other comprehensive income (loss), before taxes	1	2,144	(239)	3,228

Net impairment losses recognized in earnings	(702)	(1,774)	(2,945)	(2,645)
Other income	2,017	2,862	5,396	4,808

Total revenues	401,724	414,547	1,623,932	1,413,979

LOSSES AND EXPENSES
Net losses and loss expenses	231,533	179,047	945,593	654,841
Claims and policy benefits	14,564	18,551	59,382	65,213
Acquisition costs	64,380	53,563	261,102	187,464
Interest expense	13,296	7,866	43,688	28,275
Net foreign exchange (gains) losses	(753)	(382)	1,312	(115)
Merger and acquisition expenses	—	500	—	(48,776)
General and administrative expenses	54,657	76,759	257,074	220,586

Total losses and expenses	377,677	335,904	1,568,151	1,107,488

INCOME BEFORE TAXES	24,047	78,643	55,781	306,491
Income tax (benefit) expense	(6,901)	(1,027)	(9,501)	4,156

NET INCOME [a]	30,948	79,670	65,282	302,335
Change in net unrealized gains and losses on fixed maturities, net of tax	(3,670)	(87,633)	86,104	81,406
Foreign currency translation adjustment	(2,398)	(3,746)	(18,093)	(7,891)

COMPREHENSIVE INCOME (LOSS) [a]	$24,880	$(11,709)	$133,293	$375,850

Net income per share	$0.30	$0.70	$0.62	$3.19

Net income per diluted share	$0.30	$0.69	$0.61	$3.17

Net operating income per diluted share [b]	$0.30	$0.66	$0.91	$2.64

Weighted average shares outstanding - basic	103,323,377	113,968,287	105,249,683	94,682,279

Weighted average shares outstanding - diluted	104,672,891	114,831,467	106,502,893	95,459,375

[a]	Includes the results of Harbor Point Limited from May 12, 2010.
[b]	Non-GAAP measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31,
	2011	2010
Common shares
Balance, beginning of year	$110,963	$55,867
Issuance of common shares, net	1,529	65,384
Repurchase of common shares	(10,390)	(10,288)

Balance, end of year	102,102	110,963

Additional paid-in capital
Balance, beginning of year	2,026,045	752,309
Issuance of common shares, net	2,480	1,419,442
Stock based compensation expense	33,208	51,769
Repurchase of common shares	(214,699)	(197,475)

Balance, end of year	1,847,034	2,026,045

Accumulated other comprehensive income
Unrealized holding gains (losses) on investments:
Balance, beginning of year	118,197	36,791
Holding gains on available for sale securities arising in period [a]	97,044	99,603
Net realized gains on available for sale securities included in net income [a]	(11,179)	(14,969)
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	239	(3,228)

Balance, end of year	204,301	118,197
Cumulative foreign currency translation adjustment:
Balance, beginning of year	(19,251)	(11,360)
Foreign currency translation adjustments	(18,093)	(7,891)

Balance, end of year	(37,344)	(19,251)

Total accumulated other comprehensive income	166,957	98,946

Retained earnings
Balance, beginning of year	682,316	731,026
Net income	65,282	302,335
Dividends	(54,456)	(351,045)

Balance, end of year	693,142	682,316

Total shareholders’ equity	$2,809,235	$2,918,270

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31,
	2011	2010
OPERATING ACTIVITIES
Net income	$65,282	$302,335
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	33,208	51,769
Amortization of premium on fixed maturities	23,562	19,033
Accretion of deposit liabilities	9,298	6,289
Net realized and unrealized losses (gains) on investments	38,339	(16,872)
Net impairment losses recognized in earnings	2,945	2,645
Negative goodwill gain	—	(95,788)
Changes in:
Accrued interest income	4,079	(2,618)
Premiums receivable	(128,754)	342,630
Losses and benefits recoverable from reinsurers	(114,759)	9,751
Deferred acquisition costs	(34,591)	(43,716)
Prepaid reinsurance premiums	(63,564)	34,695
Other assets	(1,476)	(5,495)
Property and casualty losses	308,587	(105,958)
Life and annuity benefits	(59,010)	(32,906)
Funds withheld from reinsurers	(8,680)	(18,962)
Unearned property and casualty premiums	118,401	(98,267)
Reinsurance balances payable	31,931	(47,209)
Accounts payable and accrued expenses	10,769	6,941

Cash provided by operating activities	235,567	308,297

INVESTING ACTIVITIES
Purchases of available for sale securities	(2,317,677)	(2,419,091)
Sales of available for sale securities	1,311,423	1,243,263
Redemptions/maturities of available for sale securities	965,974	953,552
Purchases of trading securities	(76,355)	(103,067)
Sales of trading securities	24,563	27,207
Redemptions/maturities of trading securities	68,848	54,010
Purchases of held to maturity securities	(2,580)	(27,953)
Redemptions/maturities of held to maturity securities	45,713	32,354
Net purchases/sales of other investments	54,017	110,849
Acquisition of subsidiary, net of cash acquired	—	446,819

Cash provided by investing activities	73,926	317,943

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,009	1,478
Repurchase of common shares	(225,089)	(207,764)
Net proceeds from issuance of senior notes	—	349,997
Net repayments of bank loans	—	(200,000)
Dividends paid	(54,456)	(349,495)
Additions to deposit liabilities	1,061	3,093
Payment of deposit liabilities	(6,733)	(14,336)

Cash used in financing activities	(281,208)	(417,027)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(11,047)	(5,885)
Net increase in cash and cash equivalents	17,238	203,328
Cash and cash equivalents, beginning of year	905,606	702,278

CASH AND CASH EQUIVALENTS, END OF YEAR	$922,844	$905,606

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $28,583 and $8,657 for the years ended December 31, 2011 and 2010, respectively.

Income taxes paid totaled $2,049 and $3,889 for the years ended December 31, 2011 and 2010, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$111,758	$89,151	$88,181	$35,724	$324,814	$1,169	$—	$325,983
Reinsurance premiums ceded	(57,703)	(1,718)	(37,912)	(9,716)	(107,049)	(154)	—	(107,203)

Net premiums written	$54,055	$87,433	$50,269	$26,008	$217,765	$1,015	$—	$218,780

Earned premiums	$100,908	$217,141	$80,217	$61,201	$459,467	$1,169	$—	$460,636
Earned premiums ceded	(47,084)	(19,038)	(29,821)	(15,435)	(111,378)	(154)	—	(111,532)

Net premiums earned	53,824	198,103	50,396	45,766	348,089	1,015	—	349,104
Net losses and loss expenses	(18,446)	(101,721)	(41,835)	(69,531)	(231,533)	—	—	(231,533)
Claims and policy benefits	—	—	—	—	—	(14,564)	—	(14,564)
Acquisition costs	(1,161)	(44,450)	(8,272)	(10,366)	(64,249)	(131)	—	(64,380)
General and administrative expenses	(10,178)	(15,462)	(9,073)	(8,499)	(43,212)	(67)	—	(43,279)
Other income (loss)	(44)	(100)	—	851	707	413	—	1,120

Underwriting income (loss)	$23,995	$36,370	$(8,784)	$(41,779)	$9,802	n/a	—	n/a
Net investment income						11,515	45,565	57,080
Net realized and unrealized losses on investments						(5,509)	(266)	(5,775)
Net impairment losses recognized in earnings							(702)	(702)
Corporate other income							897	897
Interest expense							(13,296)	(13,296)
Net foreign exchange gains							753	753
Corporate general and administrative expenses							(11,378)	(11,378)

(Loss) income before taxes						$(7,328)	$21,573	$24,047

Loss ratio [a]	34.3%	51.3%	83.0%	151.9%	66.5%
Acquisition cost ratio [b]	2.2%	22.4%	16.4%	22.7%	18.5%
General and adminstrative expense ratio [c]	18.9%	7.8%	18.0%	18.6%	12.4%

Combined ratio [d]	55.3%	81.6%	117.4%	193.1%	97.4%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Period Segment Information:

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$410,281	$869,709	$330,176	$290,544	$1,900,710	$3,356	$—	$1,904,066
Reinsurance premiums ceded	(200,146)	(83,156)	(123,874)	(64,536)	(471,712)	(365)	—	(472,077)

Net premiums written	$210,135	$786,553	$206,302	$226,008	$1,428,998	$2,991	$—	$1,431,989

Earned premiums	$398,503	$894,017	$302,625	$247,336	$1,842,481	$3,356	$—	$1,845,837
Earned premiums ceded	(187,730)	(70,027)	(101,336)	(61,405)	(420,498)	(365)	—	(420,863)

Net premiums earned	210,773	823,990	201,289	185,931	1,421,983	2,991	—	1,424,974
Net losses and loss expenses	(105,751)	(527,955)	(139,560)	(172,327)	(945,593)	—	—	(945,593)
Claims and policy benefits	—	—	—	—	—	(59,382)	—	(59,382)
Acquisition costs	(375)	(182,257)	(35,512)	(42,401)	(260,545)	(557)	—	(261,102)
General and administrative expenses	(37,723)	(79,330)	(35,825)	(36,993)	(189,871)	(648)	—	(190,519)
Other income (loss)	965	1,225	—	1,204	3,394	382	—	3,776

Underwriting income (loss)	$67,889	$35,673	$(9,608)	$(64,586)	$29,368	n/a	—	n/a
Net investment income						48,534	186,312	234,846
Net realized and unrealized losses on investments						(10,408)	(27,931)	(38,339)
Net impairment losses recognized in earnings							(2,945)	(2,945)
Corporate other income							1,620	1,620
Interest expense							(43,688)	(43,688)
Net foreign exchange losses							(1,312)	(1,312)
Corporate general and administrative expenses							(66,555)	(66,555)

(Loss) income before taxes						$(19,088)	$45,501	$55,781

Loss ratio [a]	50.2%	64.1%	69.3%	92.7%	66.5%
Acquisition cost ratio [b]	0.2%	22.1%	17.6%	22.8%	18.3%
General and adminstrative expense ratio [c]	17.9%	9.6%	17.8%	19.9%	13.4%

Combined ratio [d]	68.2%	95.8%	104.8%	135.4%	98.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$113,236	$110,620	$65,625	$23,980	$313,461	$1,937	$—	$315,398
Reinsurance premiums ceded	(56,728)	(2,908)	(15,956)	(1,859)	(77,451)	(166)	—	(77,617)

Net premiums written	$56,508	$107,712	$49,669	$22,121	$236,010	$1,771	$—	$237,781

Earned premiums	$106,169	$215,261	$74,683	$47,633	$443,746	$1,937	$—	$445,683
Earned premiums ceded	(43,847)	(21,082)	(26,140)	(11,894)	(102,963)	(166)	—	(103,129)

Net premiums earned	62,322	194,179	48,543	35,739	340,783	1,771	—	342,554
Net losses and loss expenses	(35,687)	(97,639)	(31,878)	(13,843)	(179,047)	—	—	(179,047)
Claims and policy benefits	—	—	—	—	—	(18,551)	—	(18,551)
Acquisition costs	(1,765)	(38,406)	(8,618)	(4,853)	(53,642)	79	—	(53,563)
General and administrative expenses	(11,812)	(24,714)	(7,552)	(12,186)	(56,264)	(1,088)	—	(57,352)
Other income (loss)	68	(216)	—	2,006	1,858	357	—	2,215

Underwriting income	$13,126	$33,204	$495	$6,863	$53,688	n/a	—	n/a
Net investment income						12,084	48,996	61,080
Net realized and unrealized gains on investments						3,981	5,844	9,825
Net impairment losses recognized in earnings							(1,774)	(1,774)
Corporate other income							647	647
Interest expense							(7,866)	(7,866)
Net foreign exchange gains							382	382
Merger and acquisition expenses							(500)	(500)
Corporate general and administrative expenses							(19,407)	(19,407)

(Loss) income before taxes						$(1,367)	$26,322	$78,643

Loss ratio [a]	57.3%	50.3%	65.7%	38.7%	52.5%
Acquisition cost ratio [b]	2.8%	19.8%	17.8%	13.6%	15.7%
General and adminstrative expense ratio [c]	19.0%	12.7%	15.6%	34.1%	16.5%

Combined ratio [d]	79.0%	82.8%	99.0%	86.4%	84.8%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Period Segment Information:

	Property & Casualty					Life & Annuity
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$399,612	$509,053	$294,498	$202,633	$1,405,796	$4,935	$—	$1,410,731
Reinsurance premiums ceded	(180,691)	(64,131)	(88,493)	(37,448)	(370,763)	(400)	—	(371,163)

Net premiums written	$218,921	$444,922	$206,005	$165,185	$1,035,033	$4,535	$—	$1,039,568

Earned premiums	$415,396	$699,243	$288,270	$170,803	$1,573,712	$4,935	$—	$1,578,647
Earned premiums ceded	(180,684)	(71,627)	(117,657)	(35,793)	(405,761)	(400)	—	(406,161)

Net premiums earned	234,712	627,616	170,613	135,010	1,167,951	4,535	—	1,172,486
Net losses and loss expenses	(140,108)	(347,816)	(107,052)	(59,865)	(654,841)	—	—	(654,841)
Claims and policy benefits	—	—	—	—	—	(65,213)	—	(65,213)
Acquisition costs	(3,651)	(131,114)	(28,174)	(24,164)	(187,103)	(361)	—	(187,464)
General and administrative expenses	(34,508)	(66,073)	(30,122)	(28,531)	(159,234)	(2,964)	—	(162,198)
Other income (loss)	1,267	—	—	2,534	3,801	286	—	4,087

Underwriting income	$57,712	$82,613	$5,265	$24,984	$170,574	n/a	—	n/a
Net investment income						49,785	172,673	222,458
Net realized and unrealized gains on investments						11,358	5,514	16,872
Net impairment losses recognized in earnings							(2,645)	(2,645)
Corporate other income							721	721
Interest expense							(28,275)	(28,275)
Net foreign exchange gains							115	115
Merger and acquisition expenses							48,776	48,776
Corporate general and administrative expenses							(58,388)	(58,388)

(Loss) income before taxes						$(2,574)	$138,491	$306,491

Loss ratio [a]	59.7%	55.4%	62.7%	44.3%	56.1%
Acquisition cost ratio [b]	1.6%	20.9%	16.5%	17.9%	16.0%
General and adminstrative expense ratio [c]	14.7%	10.5%	17.7%	21.1%	13.6%

Combined ratio [d]	76.0%	86.8%	96.9%	83.4%	85.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[e]	Insurance and U.S. Specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–YEAR ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		Year Ended December 31, 2011		Movement on Prior Year Period	Year Ended December 31, 2010
		Gross Premiums Written	Percentage of Total Gross Premiums Written		Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance [a]:
Aviation	S	$32,376	1.7%	(18.8%)	$39,888	2.8%
Excess Liability	L	116,606	6.1%	2.7%	113,573	8.1%
Professional Liability	L	184,377	9.7%	0.7%	183,051	13.0%
Property	S	76,922	4.0%	21.9%	63,100	4.5%

		410,281	21.5%	2.7%	399,612	28.3%
Reinsurance [b]:
Agriculture	S	30,682	1.6%	5.0%	29,222	2.1%
Auto	S	99,807	5.2%	n/m	32,902	2.3%
Aviation	S	15,991	0.8%	(48.9%)	31,292	2.2%
Credit/ Surety	S	34,916	1.8%	n/m	2,196	0.2%
General Casualty	L	73,814	3.9%	52.6%	48,357	3.4%
Marine & Energy	S	24,012	1.3%	46.6%	16,381	1.2%
Medical Malpractice	L	37,345	2.0%	(27.3%)	51,391	3.6%
Other	S	3,137	0.2%	12.7%	2,784	0.2%
Professional Liability	L	159,542	8.4%	44.5%	110,427	7.8%
Property	S	319,684	16.8%	115.8%	148,146	10.5%
Whole Account	S/L	35,800	1.9%	n/m	5,129	0.4%
Workers’ Compensation	L	34,979	1.8%	13.5%	30,826	2.2%

		869,709	45.7%	70.8%	509,053	36.1%
U.S. Specialty [a]:
General Liability	L	86,630	4.5%	6.8%	81,137	5.8%
Marine	S	88,493	4.6%	31.2%	67,454	4.8%
Professional Liability	L	17,673	0.9%	167.7%	6,602	0.5%
Property	S	137,380	7.2%	(1.4%)	139,305	9.9%

		330,176	17.3%	12.1%	294,498	20.9%
Alterra at Lloyd’s:
Accident & Health	S	37,093	1.9%	20.0%	30,921	2.2%
Aviation	S	13,269	0.7%	(17.8%)	16,138	1.1%
Financial Institutions	L	27,205	1.4%	39.9%	19,448	1.4%
International Casualty	L	52,425	2.8%	100.3%	26,174	1.9%
Marine	S	1,493	0.1%	n/m	—	0.0%
Professional Liability	L	20,696	1.1%	5.6%	19,591	1.4%
Property	S	132,068	6.9%	54.4%	85,553	6.1%
Surety	S	6,295	0.3%	30.9%	4,808	0.3%

		290,544	15.3%	43.4%	202,633	14.4%

Aggregate Property & Casualty		$1,900,710	99.8%	35.2%	$1,405,796	99.7%

Life & Annuity:
Annuity		$1,826	0.1%	60.9%	$1,135	0.1%
Life		1,530	0.1%	(59.7%)	3,800	0.3%

Aggregate Life & Annuity		$3,356	0.2%	(32.0%)	$4,935	0.3%

Aggregate Property & Casualty and Life & Annuity		$1,904,066	100.0%	35.0%	$1,410,731	100.0%

S = Short tail lines		$1,071,518	56.4%		$712,655	50.7%
L = Long tail lines		829,192	43.6%		693,141	49.3%

Aggregate Property & Casualty		$1,900,710			$1,405,796

[a]	Insurance and U.S. Specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results of Harbor Point Limited from May 12, 2010.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net income before tax	$24,047	$78,643	$55,781	$306,491
Net realized and unrealized losses (gains) on non-hedge fund investments, before tax [a]	1,059	(2,627)	29,486	65
Foreign exchange (gains) losses, before tax	(753)	(382)	1,312	(115)
Merger and acquisition expenses, before tax	—	500	—	(48,776)

Net operating income before tax	$24,353	$76,134	$86,579	$257,665

Net income	$30,948	$79,670	$65,282	$302,335
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	1,271	(3,537)	30,391	(865)
Foreign exchange (gains) losses, net of tax	(534)	(417)	927	363
Merger and acquisition expenses, net of tax	—	500	—	(50,121)

Net operating income	$31,685	$76,216	$96,600	$251,712

Net income per diluted share	$0.30	$0.69	$0.61	$3.17
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.01	(0.03)	0.29	(0.01)
Foreign exchange (gains) losses, net of tax	(0.01)	—	0.01	0.01
Merger and acquisition expenses, net of tax	—	—	—	(0.53)

Net operating income per diluted share	$0.30	$0.66	$0.91	$2.64

Weighted average shares outstanding - basic	103,323,377	113,968,287	105,249,683	94,682,279

Weighted average shares outstanding - diluted	104,672,891	114,831,467	106,502,893	95,459,375

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net income	$30,948	$79,670	$65,282	$302,335
Annualized net income	123,792	318,680	65,282	302,335
Net operating income	$31,685	$76,216	$96,600	$251,712
Annualized net operating income	126,740	304,864	96,600	251,712
Average shareholders’ equity [b]	$2,826,987	$2,977,404	$2,806,191	$2,467,429
Annualized return on average shareholders’ equity	4.4%	10.7%	2.3%	12.3%
Annualized net operating return on average shareholders’ equity	4.5%	10.2%	3.4%	10.2%

[b]	Average shareholders’ equity is computed as the average of the quarterly average shareholders’ equity balances. The average for the year ended December 31, 2010 has been weighted to include Harbor Point Limited from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2011	December 31, 2010
Shareholders’ equity	$2,809,235	$2,918,270
Goodwill and intangible assets	56,111	59,076

Tangible book value	$2,753,124	$2,859,194

Diluted shares outstanding	104,406,779	112,290,968
Diluted tangible book value per share	$26.37	$25.46

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA– DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of December 31, 2011	Investment Distribution	As of December 31, 2010	Investment Distribution
Cash and cash equivalents	$922,844	11.8%	$905,606	11.5%

U.S. government and agencies	751,806	9.6%	995,546	12.7%
Non-U.S. governments	164,621	2.1%	79,111	1.0%
Corporate securities	2,646,358	33.9%	2,735,366	34.8%
Municipal securities	263,007	3.4%	238,014	3.0%
Asset-backed securities	247,965	3.2%	86,937	1.1%
Residential mortgage-backed securities	1,296,277	16.6%	1,168,390	14.9%
Commercial mortgage-backed securities	361,097	4.6%	334,151	4.3%

Fixed maturities at fair value	$5,731,131	73.3%	$5,637,515	71.7%

U.S. government and agencies	$29,201	0.4%	$29,687	0.4%
Non-U.S. governments	524,449	6.7%	538,274	6.8%
Corporate securities	319,609	4.1%	371,143	4.7%
Asset-backed securities	1,000	0.0%	1,000	0.0%

Fixed maturities at amortized cost	$874,259	11.2%	$940,104	12.0%

Other investments	$286,515	3.7%	$378,128	4.8%

Total invested assets	$7,814,749	100.0%	$7,861,353	100.0%

Credit Rating	As of December 31, 2011	Ratings Distribution	As of December 31, 2010	Ratings Distribution
U.S. government and agencies [a]	$1,869,405	28.3%	$2,060,116	31.3%
AAA	948,861	14.4%	1,076,680	16.4%
AA	883,783	13.4%	657,867	10.0%
A	1,378,361	20.9%	1,353,945	20.6%
BBB	281,983	4.3%	226,849	3.4%
BB	84,803	1.3%	32,021	0.5%
B	131,159	2.0%	138,703	2.1%
CCC or lower	53,157	0.8%	45,469	0.7%
Not rated	99,619	1.5%	45,865	0.7%

Fixed maturities at fair value	$5,731,131	86.8%	$5,637,515	85.7%

U.S. government and agencies	$29,201	0.4%	$29,687	0.5%
AAA	619,832	9.4%	641,437	9.8%
AA	82,511	1.2%	113,140	1.7%
A	117,600	1.8%	141,683	2.2%
BBB	24,117	0.4%	12,744	0.2%
BB	998	0.0%	—	—
Not rated	—	—	1,413	0.0%

Fixed maturities at amortized cost	$874,259	13.2%	$940,104	14.3%

Total fixed maturities	$6,605,390	100.0%	$6,577,619	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,117,599 (December 31, 2010: $1,064,570).

Percentage totals may not add due to rounding.

	000000000	000000000	000000000	000000000
	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net investment income	$57,080	$61,080	$234,846	$222,458

Realized and unrealized gains (losses) on trading fixed maturities	763	(3,893)	2,031	(4,476)
Net realized gains on available for sale fixed maturities	1,990	5,816	11,509	15,474
(Decrease) increase in fair value of hedge funds	(5,415)	5,465	(11,795)	14,333
(Decrease) increase in fair value of non-hedge fund other investments	(3,113)	2,437	(40,084)	(8,459)

Net realized and unrealized (losses) gains on investments	$(5,775)	$9,825	$(38,339)	$16,872

Net impairment losses recognized in earnings	$(702)	$(1,774)	$(2,945)	$(2,645)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill or Melissa Sheer, 1-212-521-4800

peter-hill@kekst.com / melissa-sheer@kekst.com